UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 26, INVO Bioscience, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). A total of 952,082 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted on Proposals 1, 2, and 3 as set forth below. The final results for Proposals 1, 2, and 3, as set forth in the Company’s Definitive Proxy Statement, filed with the SEC on November 24, 2023, are as follows:

Proposal 1. At the Annual Meeting, the terms of all five members of the Board of Directors expired. All of the five nominees for director were elected to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Steven Shum	161,151	27,921	763,010
Trent Davis	160,948	28,124	763,010
Matthew Szot	160,922	28,150	763,010
Barbara Ryan	161,040	28,032	763,010
Rebecca Messina	162,169	26,903	763,010

Proposal 2. At the Annual Meeting, the shareholders approved the ratification of the appointment of M&K CPAs PLLC. as the Company’s independent public accountant for the fiscal year ending December 31, 2023. The result of the votes to approve M&K CPAs PLLC was as follows:

For	Against	Abstain
880,341	55,600	16,141

Proposal 3. At the Annual Meeting, the shareholders approved for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”). The result of the votes to approve Warrant Exercise Price Reduction was as follows:

For	Against	Abstain	Broker Non-Vote
108,451	75,038	5,583	763,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: December 27, 2023

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